Exhibit 10.3

Amendment No. 1 to Employment agreement

This Amendment No. 1 to Employment Agreement (the "Amendment") by and between John Kilcullen (the "Executive") and Hungry Minds, Inc. ("Hungry Minds"), a Delaware corporation formerly known as IDG Books Worldwide, Inc., is made as of May 2001 and amends the Employment Agreement, dated as of July 1, 1998, by and between the Executive and Hungry Minds (the "Employment Agreement"). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Employment Agreement.

WHEREAS, the Executive and Hungry Minds desire to amend certain terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and Hungry Minds agree as follows:

1. Definitions. All references in the Employment Agreement to "IDG Books" shall be deemed references to Hungry Minds.

2. Stock Options. Section 3.3 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"3.3 Stock Options. Executive was previously granted a stock option for 250,000 shares (the "Option") under the IDG Books Stock Option Plan (the "Stock Option Plan"). The Option shall become vested to the extent of 25% on the first anniversary of the Commencement Date and 2.08% monthly for thirty-six months thereafter (the "Option Exercise Period") on the last day of each month during which Executive remains employed with IDG Books. Except as used in the immediately preceding sentence, the term "Option" as used in this Agreement shall refer to all options granted to the Executive by Hungry Minds, whether on, before or after the date hereof."

3. Failure to Renew Agreement. A new Section 6.7 is hereby added to the Employment Agreement, reading as follows:

"6.7 Failure to Renew Agreement.

If upon expiration of the Employment Period Hungry Minds does not renew this Agreement and if a Change of Control occurs before the end of the Employment Period, then Section 7 will remain in full force and effect with respect to any termination of the Executive's employment with Hungry Minds during the 12-month period beginning on the date of the Change of Control.

4. Change of Control Benefits. (a) The first paragraph of Section 7 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"Should there occur a Change of Control (as defined below), then the following provisions shall become applicable in lieu of any provisions of Section 6 that would otherwise apply:"

(b) Section 7(A) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(A) During the period following a Change of Control that Executive continues to remain employed by Hungry Minds, the terms and provisions of this Agreement shall continue in full force and effect and all of Executive's unvested stock options shall continue to vest; provided, however, that in the event that Executive's stock options are not replaced or substituted in connection with such Change of Control with options or similar rights of the acquiring entity, then all of the unvested options held by Executive on the date of such Change of Control shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following such Change of Control; and"

(c) The first paragraph of Section 7(B) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(B) Notwithstanding anything in this Agreement to the contrary, in the event (i) Hungry Minds terminates the Executive's employment other than for Cause within twelve (12) months after a Change of Control, (ii) the Executive voluntarily terminates his employment for Good Reason (other than as described in Section 6.5(C)) within ninety (90) days after a Change of Control or (iii) Executive voluntarily terminates his employment for any reason whatsoever, including death or disability, after ninety (90) days but before twelve (12) months following a Change of Control:"

(d) Section 7(B)(ii) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(ii) All of the unvested options held by Executive on the date of any such termination shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following termination of employment."

The remainder of Section 7(B) shall continue in full force and effect.

(e) The second full paragraph on page 6 of the Employment Agreement (in Section 7 thereof) is hereby amended by changing the reference to "Section 6 of this Agreement" in the second line thereof to "Section 6 or 7 of this Agreement."

5. Effect of Amendment. Except as expressly set forth herein, all terms of the Employment Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the Executive and Hungry Minds.

6. Single Document. The Employment Agreement and this Amendment shall be read together as one document, and all references in the Employment Agreement (including any schedules or exhibits thereto) to "this Agreement" shall be deemed references to the Employment Agreement, as amended hereby.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ John Kilcullen_______________

John Kilcullen

HUNGRY MINDS, INC.

By: /s/ Kelly Conlin____________

Name : Kelly Conlin

Title: Director

Amendment No. 1 to Employment agreement

This Amendment No. 1 to Employment Agreement (the "Amendment") by and between Bill Barry (the "Executive") and Hungry Minds, Inc. ("Hungry Minds"), a Delaware corporation formerly known as IDG Books Worldwide, Inc., is made as of April 2001 and amends the Employment Agreement, dated as of March 1, 2000, by and between the Executive and Hungry Minds (the "Employment Agreement"). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Employment Agreement.

WHEREAS, the Executive and Hungry Minds desire to amend certain terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and Hungry Minds agree as follows:

1. Definitions. All references in the Employment Agreement to "IDG Books" shall be deemed references to Hungry Minds.

2. Change of Control Benefits. (a) The first paragraph of Section 7 is hereby deleted in its entirety and replaced with the following:

"Should there occur a Change of Control (as defined below), then the following provisions shall become applicable in lieu of any provisions of Section 6 that would otherwise apply:"

(b) Section 7(A) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(A) During the period following a Change of Control that Executive continues to remain employed by Hungry Minds, the terms and provisions of this Agreement shall continue in full force and effect and all of Executive's unvested stock options shall continue to vest; provided, however, that in the event that Executive's stock options are not replaced or substituted in connection with such Change of Control with options or similar rights of the acquiring entity, then all of the unvested options held by Executive on the date of such Change of Control shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following the later of the date of such Change of Control or the date on which the Executive's employment terminates; and"

(c) The first paragraph of Section 7(B) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(B) Notwithstanding anything in this Employment Agreement to the contrary, in the event (i) Hungry Minds terminates the Executive's employment other than for Cause within twelve (12) months after a Change of Control, (ii) the Executive voluntarily terminates his employment for Good Reason (other than as described in Section 6.5(D)) within ninety (90) days after a Change of Control or (iii) Executive dies or voluntarily terminates his employment for any reason whatsoever, after ninety (90) days but before twelve (12) months following a Change of Control:"

(d) Section 7(B)(ii) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(ii) All of the unvested options held by Executive on the date of any such termination shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following termination of employment."

The remainder of Section 7(B) shall continue in full force and effect.

(e) The third full paragraph on page 5 of the Employment Agreement (in Section 7 thereof) is hereby amended by changing the reference to "Section 6 of this Agreement" in the first and second lines thereof to "Section 6 or 7 of this Agreement."

3. Effect of Amendment. Except as expressly set forth herein, all terms of the Employment Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the Executive and Hungry Minds.

4. Single Document. The Employment Agreement and this Amendment shall be read together as one document, and all references in the Employment Agreement (including any schedules or exhibits thereto) to "this Agreement" shall be deemed references to the Employment Agreement, as amended hereby.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ William Barry

Bill Barry

HUNGRY MINDS, INC.

By: /s/ John J. Kilcullen

Name : John J. Kilcullen

Title: Chairman/CEO

Amendment No. 1 to Employment agreement

This Amendment No. 1 to Employment Agreement (the "Amendment") by and between JOHN HARRIS (the "Executive") and HUNGRY MINDS, INC. ("Hungry Minds"), a Delaware corporation formerly known as IDG Books Worldwide, Inc., is made as of April 2001 and amends the Employment Agreement, dated as of May 1, 2000, by and between the Executive and Hungry Minds (the "Employment Agreement"). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Employment Agreement.

WHEREAS, the Executive and Hungry Minds desire to amend certain terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and Hungry Minds agree as follows:

1. Definitions. (a) All references in the Employment Agreement to "IDG Books" shall be deemed references to Hungry Minds.

(b) Sections 6.5 (D) and (E) of the Employment Agreement shall be redesignated as Sections 6.5 (C) and (D), respectively.

2. Failure to Renew Agreement. A new Section 6.6 is hereby added to the Employment Agreement, reading as follows:

"6.6 Failure to Renew Agreement. If upon expiration of the Employment Period Hungry Minds does not renew this Agreement and if a Change of Control occurs before the end of the Employment Period, then Section 7 will remain in full force and effect with respect to any termination of the Executive's employment with Hungry Minds during the 12-month period beginning on the date of the Change of Control. If a Change of Control occurs before the end of the Employment Period and if Hungry Minds elects to discontinue Executive's employment upon the expiration of the Employment Period, then, unless at that time there are circumstances justifying a termination of Executive's employment for Cause, the Executive will be deemed to have been terminated without Cause for the purposes of applying Section 7.

3. Change of Control Benefits. (a) The first paragraph of Section 7 is hereby deleted in its entirety and replaced with the following:

"Should there occur a Change of Control (as defined below), then the following provisions shall become applicable in lieu of any provisions of Section 6 that would otherwise apply:"

(b) Section 7(A) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(A) During the period following a Change of Control that Executive continues to remain employed by Hungry Minds, the terms and provisions of this Agreement shall continue in full force and effect and all of Executive's unvested stock options shall continue to vest; provided, however, that in the event that Executive's stock options are not replaced or substituted in connection with such Change of Control with options or similar rights of the acquiring entity, then all of the unvested options held by Executive on the date of such Change of Control shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following the later of the date of such Change of Control or the date on which the Executive's employment terminates; and"

(c) The first paragraph of Section 7 (B) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"(B) Notwithstanding anything in this Employment Agreement to the contrary, in the event (i) Hungry Minds terminates the Executive's employment other than for Cause within twelve (12) months after a Change of Control, (ii) the Executive voluntarily terminates his employment for Good Reason (other than as described in Section 6.5(C)) within ninety (90) days after a Change of Control or (iii) Executive dies or voluntarily terminates his employment for any or no reason whatsoever, after ninety (90) days but before twelve (12) months following a Change of Control:"

(d) Section 7(B)(ii) of the Employment Agreement is hereby deleted in its entiretyand replaced with the following:

"(ii) All of the unvested options held by Executive on the date of any such termination shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following termination of employment."

The remainder of Section 7(B) shall continue in full force and effect.

(e) The second full paragraph on page 5 of the Employment Agreement (in Section 7 thereof) is hereby amended by changing the reference to "Section 6 of this Agreement" in the first and second lines thereof to "Section 6 or 7 of this Agreement."

4. Effect of Amendment. Except as expressly set forth herein, all terms of the Employment Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the Executive and Hungry Minds.

5. Single Document. The Employment Agreement and this Amendment shall be read together as one document, and all references in the Employment Agreement (including any schedules or exhibits thereto) to "this Agreement" shall be deemed references to the Employment Agreement, as amended hereby.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ John Harris

John Harris

HUNGRY MINDS, INC.

By: /s/ William Barry

Name : William Barry

Title: President * C.O.O.

Amendment No. 1 to compensation agreement

This Amendment No. 1 to Compensation Agreement (the "Amendment") by and between John Ball (the "Executive") and Hungry Minds, Inc. ("Hungry Minds"), a Delaware corporation formerly known as IDG Books Worldwide, Inc., is made as of April 2001 and amends the Compensation Agreement, dated as of July 1, 1998, by and between the Executive and Hungry Minds, as amended by the Addendum to Compensation Agreement, effective March 31, 2000 (as so amended, the "Compensation Agreement"). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Compensation Agreement.

WHEREAS, the Executive and Hungry Minds desire to amend certain terms of the Compensation Agreement.

NOW, THEREFORE, in consideration of the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and Hungry Minds agree as follows:

1. Definitions. All references in the Compensation Agreement to "IDG Books" shall be deemed references to Hungry Minds.

2. Stock Options. Section 3.3 of the Compensation Agreement is hereby deleted in its entirety and replaced with the following:

"3.3 Stock Options. Executive was previously granted a stock option for 100,000 shares (the "Option") under the IDG Books Stock Option Plan (the "Stock Option Plan"). The Option shall become vested to the extent of 25% on the first anniversary of the Commencement Date and 2.08% monthly for thirty-six months thereafter (the "Option Exercise Period") on the last day of each month during which Executive remains employed with Hungry Minds. Except as used in the immediately preceding sentence, the term "Option" as used in this Agreement shall refer to all options granted to the Executive by Hungry Minds, whether on, before or after the date hereof."

3. Termination Without Cause. The first sentence of Section 6.3 of the Compensation Agreement is hereby amended by inserting the words "or upon the Executive's voluntary termination of his employment for Good Reason (as defined below)" after the words "Cause (as defined below)" and before the words "(i) all amounts of" in the second line thereof.

4. Failure to Renew Agreement. A new Section 6.6 is hereby added to the Compensation Agreement, reading as follows:

"6.6 Failure to Renew Agreement. If upon expiration of the Employment Period Hungry Minds does not renew this Compensation Agreement and if a Change of Control occurs before the end of the Employment Period, then Section 7 will remain in full force and effect with respect to any termination of the Executive's employment with Hungry Minds during the 12-month period beginning on the date of the Change of Control. If a Change of Control occurs before the end of the Employment Period and if Hungry Minds elects to discontinue Executive's employment upon the expiration of the Employment Period, then, unless at that time there are circumstances justifying a termination of Executive's employment for Cause, the Executive will be deemed to have been terminated without Cause for the purposes of applying Section 7."

5. Change of Control Benefits. (a) The first paragraph of Section 7 is hereby deleted in its entirety and replaced with the following:

"Should there occur a Change of Control (as defined below), then the following provisions shall become applicable in lieu of any provisions of Section 6 that would otherwise apply:"

(b) Section 7(A) of the Compensation Agreement is hereby deleted in its entirety and replaced with the following:

"(A) During the period following a Change of Control that Executive continues to remain employed by Hungry Minds, the terms and provisions of this Agreement shall continue in full force and effect and all of Executive's unvested stock options shall continue to vest; provided, however, that in the event that Executive's stock options are not replaced or substituted in connection with such Change of Control with options or similar rights of the acquiring entity, then all of the unvested options held by Executive on the date of such Change of Control shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following the later of the date of such Change of Control or the date on which the Executive's employment terminates; and"

(c) The first paragraph of Section 7(B) of the Compensation Agreement is hereby deleted in its entirety and replaced with the following:

"(B) Notwithstanding anything in this Compensation Agreement to the contrary, in the event (i) Hungry Minds terminates the Executive's employment other than for Cause within twelve (12) months after a Change of Control, (ii) the Executive voluntarily terminates his employment for Good Reason (other than as described in Section 6.5(C)) within ninety (90) days after a Change of Control or (iii) Executive dies or voluntarily terminates his employment for any reason whatsoever, after ninety (90) days but before twelve (12) months following a Change of Control:"

(d) Section 7(B)(ii) of the Compensation Agreement is hereby deleted in its entirety and replaced with the following:

"(ii) All of the unvested options held by Executive on the date of any such termination shall immediately vest and become exercisable in full and shall remain exercisable for a period of 180 days following termination of employment."

The remainder of Section 7(B) shall continue in full force and effect.

(e) The first full paragraph on page 5 of the Compensation Agreement (in Section 7 thereof) is hereby amended by changing the reference to "Section 6 of this Agreement" in the second line thereof to "Section 6 or 7 of this Agreement."

6. Effect of Amendment. Except as expressly set forth herein, all terms of the Compensation Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the Executive and Hungry Minds.

7. Single Document. The Compensation Agreement and this Amendment shall be read together as one document, and all references in the Compensation Agreement (including any schedules or exhibits thereto) to "this Agreement" shall be deemed references to the Compensation Agreement, as amended hereby.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ John Ball

John Ball

HUNGRY MINDS, INC.

By: /s/ William Barry

Name : William Barry

Title: President * C.O.O.

AMENDMENT NO. 2 TO COMPENSATION AGREEMENT

This Amendment No. 2 to the Compensation Agreement (the "Amendment") by and between JOHN BALL (the "Executive"), and HUNGRY MINDS, INC. ("Hungry Minds"), a Delaware corporation formerly known as IDG Books Worldwide, Inc., is made as of May 1, 2001 and amends the Compensation Agreement, dated as of July 1, 1998, by and between the Executive and Hungry Minds, as amended (as so amended, the "Compensation Agreement"). All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Compensation Agreement.

WHEREAS, the Executive and Hungry Minds desire to further amend certain terms of the Compensation Agreement.

NOW, THEREFORE, in consideration of the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and Hungry Minds agree as follows:

1. Change in Control Benefits. (a) Section 7(B) of the Compensation Agreement is hereby amended by the addition of a new subparagraph (iii) thereto immediately following subparagraph (ii) thereof to read as follows:

"(iii) Notwithstanding Section 7(B)(i) above, if a Change in Control occurs and severance becomes payable pursuant to Section 7(B)(i) above, then the amount payable pursuant to Section 7(B)(i) above will be limited to (a) 2.99 times the Executive's `base amount' (as such term is defined in Section 280G(b)(3)(A) of the Internal Revenue Code of 1986, as amended the `Code' and the proposed regulations thereunder), minus (b) $35,000."

(b) The first full paragraph on page 5 of the Compensation Agreement (in Section 7 thereof) including subsections (a) and (b) thereof is hereby deleted in its entirety.

2. Effect of Amendment. Except as expressly set forth herein, all terms of the Compensation Agreement shall be and remain in full force and effect, and shall constitute legal, valid, binding and enforceable obligations of each of the Executive and Hungry Minds.

3. Single Document. The Compensation Agreement and this Amendment shall be read together as one document, and all references in the Compensation Agreement (including any schedules, exhibits or prior amendments thereto) to "this Agreement" shall be deemed references to the Compensation Agreement, as amended hereby.

4 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ John Ball______________________
John Ball

HUNGRY MINDS, INC.

By: /s/ William Barry_______
Name:
Title

Hungry Minds, Inc.
909 Third Avenue, 20th Floor
New York, New York 10022

Mr. John Ball
Executive Vice President & Secretary
Hungry Minds, Inc.
909 Third Avenue, 20th Floor
New York, New York 10022

Re: 2001 Fiscal Year Bonus

Dear John:

This is to confirm that, notwithstanding any other prior understandings or agreements between you and the Company, your bonus for the 2001 fiscal year, in the aggregate amount of $275,000 (subject to regular and customary payroll taxes and withholding), will be paid to you on September 30, 2003, provided that, if there is a "Change of Control" (as defined in your Compensation Agreement with the Company dated as of July 1, 1998, as amended) prior to such date, said amount will be paid to you in a cash lump sum immediately prior to or upon the consummation of such Change in Control.

Employee: Hungry Minds, Inc.:

/s/ John Ball 8/10/01 /s/ William Barry 8/10/01
Date Date